UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
___________________________
 FORM 8-K
___________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 27, 2011
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Silicon Graphics International Corp.
(Exact name of registrant as specified in its charter)
 ___________________________

Delaware	000-51333	32-0047154
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 46600 Landing Parkway
Fremont, CA 94538
(Address of principal executive offices and zip code)
Registrant's telephone number, including area code: (510) 933-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2011, Silicon Graphics International Corp. (the “Company”) filed a Current Report on Form 8-K reporting that Mark J. Barrenechea would resign as the Company's President and Chief Executive Officer and as a member of the Company’s Board of Directors (the “Board”), effective January 1, 2012. On December 27, 2011, the Company issued a press release announcing that Mr. Barrenechea had agreed, at the request of the Board, to continue to serve as a director and to not tender his resignation from the Board in connection with his resignation as an officer. A copy of this press release is filed herewith as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
99.1	Press release, dated December 27, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Silicon Graphics International Corp.
Dated: December 27, 2011	By:	/s/ Jennifer W. Pileggi
Jennifer W. Pileggi
Senior Vice President, General Counsel and Secretary